[LETTERHEAD OF PROVIDENT FUNDING]



      MANAGEMENT REPORT ON ASSESSMENT OF COMPLIANCE WITH SERVICING CRITERIA



Management of Provident Funding Associates, L.P. is responsible for assessing the compliance with the servicing criteria set forth in paragraph (d) of Regulation AB, Item 1122 applicable to it enumerated in Appendix A. Management used the criteria in paragraph (d) of Item 1122 to assess the compliance with the applicable servicing criteria.

Based on this assessment, Management believes, that as of and for the year ending December 31, 2006, Provident Funding Associates, L.P. has complied in all material respects with all applicable servicing criteria enumerated in Appendix A.

Moss Adams LLP, a registered independent public accounting firm, has issued an attestation report on Management's assessment of compliance with the applicable servicing criteria as of and for the year December 31, 2006 dated February 27, 2007.



Provident Funding Associates, L.P.


/s/ Craig Pica                                              2/27/07
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Craig Pica, President                                     Dated



/s/ Michelle Blake                                        2/27/07
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Michelle Blake, Chief Financial Officer                   Dated




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                                                                                    APPENDIX A


                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Provident Funding Associates, L.P. shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

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                                                                                   APPLICABLE
                                                                                   SERVICING
                               SERVICING CRITERIA                                   CRITERIA
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---------------- ---------------------------------------------------------------- -------------
   REFERENCE                                CRITERIA
---------------- ---------------------------------------------------------------- -------------
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        GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(1)(i)    Policies  and  procedures  are  instituted  to  monitor  any  x
                 performance   or  other  triggers  and  events  of  default  in
                 accordance with the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(1)(ii)   If any material  servicing  activities  are outsourced to third parties,  policies and procedures are instituted to monitor the third party's  performance and compliance with such servicing x activities.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(1)(iii)  Any  requirements in the  transaction  agreements to maintain a back-up servicer for the mortgage loans are maintained.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(1)(iv)   A fidelity bond and errors and omissions policy is in effect on the party  participating in the servicing  function  throughout the  reporting  period in the amount of  coverage x required by and otherwise in accordance  with the terms of the  transaction agreements.
---------------- ---------------------------------------------------------------- -------------
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        CASH COLLECTION AND ADMINISTRATION
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---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(i)    Payments on mortgage loans are deposited into the appropriate x custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(ii)   Disbursements  made via wire transfer on behalf of an obligor x or to an investor are made only by authorized personnel.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(iii)  Advances of funds or  guarantees  regarding  collections,  cash flows or distributions,  and any interest or other fees charged for  such  advances,  are  made,  reviewed  and  approved  as x specified in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(iv)   The related accounts for the transaction,  such as cash reserve
                 accounts   or   accounts   established   as  a  form   of  over
                 collateralization,   are  separately   maintained  (e.g.,  with
                 respect to commingling of cash) as set forth in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(v)    Each  custodial  account is maintained  at a federally  insured
                 depository   institution  as  set  forth  in  the   transaction
                 agreements. For purposes of this criterion,  "federally insured
                 depository  institution"  with  respect to a foreign  financial       X
                 institution  means a foreign  financial  institution that meets
                 the   requirements  of  Rule   13k-1(b)(1)  of  the  Securities
                 Exchange Act.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent unauthorized x access.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(2)(vii)  Reconciliations  are  prepared  on  a  monthly  basis  for  all
                 asset-backed   securities  related  bank  accounts,   including
                 custodial  accounts and related bank clearing  accounts.  These reconciliations are (A) mathematically  accurate;  (B) prepared within 30 calendar days after the bank  statement  cutoff date, or such  other  number  of days  specified  in the  transaction
                 agreements;  (C) reviewed  and  approved by someone  other than       x
                 the person who  prepared  the  reconciliation;  and (D) contain explanations for reconciling  items.  These  reconciling  items
                 are  resolved   within  90  calendar  days  of  their  original
                 identification,  or such other number of days  specified in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
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        INVESTOR REMITTANCES AND REPORTING
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---------------- ---------------------------------------------------------------- -------------
1122(d)(3)(i)    Reports  to  investors,  including  those to be filed  with the
                 Commission,  are maintained in accordance  with the transaction
                 agreements    and    applicable    Commission     requirements.
                 Specifically,  such reports (A) are prepared in accordance with timeframes  and  other  terms  set  forth  in  the  transaction agreements;  (B) provide  information  calculated in accordance with the terms specified in the transaction agreements; (C) are filed  with  the  Commission  as  required  by  its  rules  and regulations;  and (D) agree with  investors'  or the  trustee's records as to the total unpaid principal  balance and number of mortgage loans serviced by the Servicer.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(3)(ii)   Amounts  due  to  investors   are  allocated  and  remitted  in
                 accordance  with  timeframes,  distribution  priority and other terms set forth in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(3)(iii)  Disbursements  made  to  an  investor  are  posted  within  two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(3)(iv)   Amounts  remitted to investors  per the investor  reports agree with cancelled checks,  or other form of payment,  or custodial bank statements.
---------------- ---------------------------------------------------------------- -------------
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        POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(i)    Collateral  or security on mortgage  loans is  maintained  as x required by the transaction agreements or related mortgage loan documents.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(ii)   Mortgage  loan  and  related  documents  are  safeguarded  as x required by the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(iii)  Any additions,  removals or substitutions to the asset pool are made,  reviewed and approved in accordance  with any conditions or requirements in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(iv)   Payments on mortgage  loans,  including  any  payoffs,  made in accordance with the related  mortgage loan documents are posted to the Servicer's  obligor records  maintained no more than two
                 business  days  after  receipt,  or such  other  number of days       x
                 specified  in the  transaction  agreements,  and  allocated  to
                 principal,   interest   or  other  items   (e.g.,   escrow)  in
                 accordance with the related mortgage loan documents.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(v)    The Servicer's  records regarding the mortgage loans agree with the  Servicer's  records with respect to an obligor's  unpaid x principal balance.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(vi)   Changes  with  respect  to the terms or status of an  obligor's mortgage  loans (e.g.,  loan  modifications  or re-agings)  are made,  reviewed  and  approved  by  authorized  personnel  in x accordance  with the  transaction  agreements  and related pool asset documents.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures and repossessions,  as applicable) are initiated, conducted and
                 x  concluded  in  accordance   with  the  timeframes  or  other
                 requirements established by the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(viii) Records  documenting  collection  efforts are maintained during the period a mortgage loan is  delinquent  in  accordance  with the transaction  agreements.  Such records are maintained on at least a monthly  basis,  or such other period  specified in the
                 transaction  agreements,  and describe the entity's  activities       x
                 in  monitoring   delinquent   mortgage  loans  including,   for
                 example,  phone calls,  letters and payment  rescheduling plans in cases where  delinquency is deemed temporary (e.g.,  illness or unemployment).
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(ix)   Adjustments  to interest  rates or rates of return for mortgage loans with variable  rates are computed  based on the related x mortgage loan documents.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(x)    Regarding  any  funds  held in trust  for an  obligor  (such as escrow  accounts):  (A) such funds are analyzed,  in accordance with the  obligor's  mortgage  loan  documents,  on at least an
                 annual   basis,   or  such  other   period   specified  in  the
                 transaction agreements;  (B) interest on such funds is paid, or
                 credited,  to obligors in accordance with  applicable  mortgage       x
                 loan  documents and state laws; and (C) such funds are returned to the obligor  within 30 calendar  days of full  repayment  of the  related  mortgage  loans,  or such  other  number  of days specified in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(xi)   Payments  made  on  behalf  of  an  obligor  (such  as  tax  or insurance  payments) are made on or before the related  penalty or expiration  dates, as indicated on the appropriate  bills or
                 notices for such payments,  provided that such support has been       x
                 received by the  servicer  at least 30  calendar  days prior to  ------------
                 these  dates,  or such other  number of days  specified  in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(xii)  Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the  obligor,  unless the late payment x was due to the obligor's error or omission.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(xiii) Disbursements  made on behalf of an obligor  are posted  within two business  days to the obligor's  records  maintained by the servicer,  or such  other  number  of days  specified  in the x transaction agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(xiv)  Delinquencies,   charge-offs  and  uncollectible  accounts  are
                 recognized  and recorded in accordance  with the  transaction x agreements.
---------------- ---------------------------------------------------------------- -------------
---------------- ---------------------------------------------------------------- -------------
1122(d)(4)(xv)   Any external  enhancement or other support,  identified in Item
                 1114(a)(1)  through  (3) or Item  1115  of  Regulation  AB,  is maintained as set forth in the transaction agreements.
---------------- ---------------------------------------------------------------- -------------


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